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                                  EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



     As independent certified public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Expert Software, Inc. of our reports dated February 6, 1998, included in Expert Software, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this Registration Statement.


                                              /s/ Arthur Andersen LLP


Miami, Florida
May 24, 1999